                                                                   EXHIBIT 10.19

                             TOWERSTREAM CORPORATION
                          2007 EQUITY COMPENSATION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

          This NONQUALIFIED STOCK OPTION AGREEMENT (the "Option Agreement"),
dated as of the __ day of ______, 20___ (the "Grant Date"), is between
Towerstream Corporation, a Delaware corporation (the "Company"), and __________
(the "Optionee"), a [CHOOSE ONE] [key employee, director and/or consultant] of the Company or of a "Related Corporation," as defined in the Towerstream
Corporation 2007 Equity Compensation Plan (the "Plan").

          WHEREAS, the Company desires to give the Optionee the opportunity to purchase shares of common stock of the Company, par value $0. 001 ("Common
Shares") in accordance with the provisions of the Plan, a copy of which is attached hereto;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Grant of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of
________ Common Shares. The Option is in all respects limited and conditioned as hereinafter provided, and is subject in all respects to the terms and conditions of the Plan now in effect and as it may be amended from time to time (but only to the extent that such amendments apply to outstanding options). Such terms and conditions are incorporated herein by reference, made a part hereof, and shall control in the event of any conflict with any other terms of this Option
Agreement. The Option granted hereunder is intended to be a nonqualified stock option ("NQSO") and not an incentive stock option ("ISO") as such term is defined in section 422 of the Internal Revenue Code of 1986, as amended (the
"Code").

          2. Exercise Price. The exercise price of the Common Shares covered by this Option shall be $_______ per share. It is the determination of the committee administering the Plan (the "Committee") that on the Grant Date the exercise price was not less than the greater of (i) 100% of the "Fair Market
Value" (as defined in the Plan) of a Common Share, or (ii) the par value of a
Common Share.

          3. Term. Unless earlier terminated pursuant to any provision of the
Plan or of this Option Agreement, this Option shall expire on ______ ___, 20__
(the "Expiration Date"), which date is not more than 10 years from the Grant
Date. This Option shall not be exercisable on or after the Expiration Date.

          4. Exercise of Option. The Optionee shall have the right to purchase from the Company, on and after the following dates, the following number of
Common Shares, provided the Optionee has not terminated his or her service as of the applicable vesting date:

Date Installment Becomes
       Exercisable                    Number of Option Shares
-------------------------------   -----------------------------
_______________________________                 ________ Shares
_______________________________   an additional ________ Shares
_______________________________   an additional ________ Shares
_______________________________   an additional ________ Shares

The Committee may accelerate any exercise date of the Option, in its discretion, if it deems such acceleration to be desirable. Once the Option becomes exercisable, it will remain exercisable until it is exercised or until it terminates.

          5. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised by written notice to the Company at its principal office, which is presently located at 55
Hammerlund, Middletown, Rhode Island 02842. The form of such notice is attached hereto and shall state the election to exercise the Option and the number of whole shares with respect to which it is being exercised; shall be signed by the person or persons so exercising the Option; and shall be accompanied by payment of the full exercise price of such shares. Only full shares will be issued.

[THE COMMITTEE SHOULD SELECT WHICH OF THE FOLLOWING METHODS OF PAYMENT WILL BE
PERMITTED:]

          The exercise price shall be paid to the Company -

          (a) in cash, or by certified check, bank draft, or postal or express money order;

          (b) through the delivery of Common Shares;

          (c) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount necessary to pay the exercise price of the Option;

          (d) in Common Shares newly acquired by the Optionee upon the exercise of the Option; or

          (e) in any combination of (a), (b), (c), or (d) above.

[In the event the exercise price is paid, in whole or in part, with Common
Shares, the portion of the exercise price so paid shall be equal to the Fair
Market Value of the Common Shares surrendered on the date of exercise.]

          Upon receipt of notice of exercise and payment, the Company shall deliver a certificate or certificates representing the Common Shares with respect to which the Option is so exercised. The Optionee shall obtain the rights of a shareholder upon receipt of a certificate(s) representing such
Common Shares.

          Such certificate(s) shall be registered in the name of the person so exercising the Option (or, if the Option is exercised by the Optionee and if the
Optionee so requests in the notice exercising the Option, shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship) and shall be delivered as provided above to, or upon the written order of, the person exercising the Option. In the event the Option is exercised by any person or persons after the death or disability (as determined in accordance with section 22(e)(3) of the Code) of the Optionee, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Common Shares that are purchased upon exercise of the
Option as provided herein shall be fully paid and non-assessable.

          6. Transferability of Option. This Option is not assignable or transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the
Option shall be exercisable only by the Optionee or, in the event of his or her disability, by his or her guardian or legal representative.

          7. Termination of Service. If the Optionee's service with the Company and all Related Corporations is terminated for any reason other than death or disability prior to the Expiration Date, this Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of such termination of service by the Optionee at any time prior to the earlier of (i) the Expiration Date or (ii) _____ months after the date of such termination of service. [THE PLAN PROVIDES FOR A MINIMUM
THREE MONTH EXERCISE PERIOD FOR NQSOS. YOU MAY PROVIDE FOR AN EXERCISE PERIOD
LONGER THAN THREE MONTHS.] Any part of the Option that was not exercisable immediately before the Optionee's termination of service shall terminate at that time.

          8. Disability. If the Optionee becomes disabled (as determined in accordance with section 22(e)(3) of the Code) during his or her service and, prior to the Expiration Date, the Optionee's service is terminated as a consequence of such disability, this Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of such termination of service by the Optionee or by the optionee's legal representative, at any time prior to the earlier of (i) the
Expiration Date or (ii) one year after such termination of service. Any part of the Option that was not exercisable immediately before the Optionee's termination of service shall terminate at that time.

          9. Death. If the Optionee dies during his or her service and prior to the Expiration Date, or if the Optionee's service is terminated for any reason
(as described in Paragraphs 7 and 8) and the Optionee dies following his or her termination of service but prior to the earlier of the Expiration Date or the expiration of the period determined under Paragraph 7 or

8 (as applicable to the Optionee), this Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of his or her death by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise this Option by bequest or inheritance or by reason of the Optionee's death, at any time prior to the earlier of (i) the Expiration Date or (ii) one year after the date of the
Optionee's death. Any part of the Option that was not exercisable immediately before the Optionee's death shall terminate at that time.

          10. Withholding of Taxes. The obligation of the Company to deliver
Common Shares upon the exercise of this Option shall be subject to applicable federal, state and local tax withholding requirements. [IF THE COMMITTEE DESIRES
TO PERMIT THE OPTIONEE TO SATISFY THE WITHHOLDING REQUIREMENTS THROUGH THE USE
OF COMMON SHARES, THE BRACKETED PROVISIONS SHOULD BE INSERTED.] [If the exercise of the Option is subject to the withholding requirements of applicable federal, state and/or local tax law, the Optionee, subject to the provisions of the Plan and such additional withholding rules (the "Withholding Rules") as shall be adopted by the Committee, may satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) Common
Shares, which shares shall be valued, for this purpose, at their Fair Market
Value on the date the amount attributable to the exercise of the Option is includable in income by the Optionee under section 83 of the Code. Such election must be made in compliance with and subject to the Withholding Rules, and the
Company may limit the number of withheld shares to the extent necessary to avoid adverse accounting consequences.]

          11. Governing Law. This Option Agreement shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of the Optionee under, the
Plan and Options granted thereunder.

          IN WITNESS WHEREOF, the Company has caused this Nonqualified Stock
Option Agreement to be duly executed by its duly authorized officer, and the
Optionee has hereunto set his or her hand and seal, all as of the ____ day of
______________, 20__.

                                        TOWERSTREAM CORPORATION

                                        ----------------------------------------
                                        By:

                                        ----------------------------------------
                                            Optionee

                             TOWERSTREAM CORPORATION
                          2007 EQUITY COMPENSATION PLAN

                 Notice of Exercise of Nonqualified Stock Option

          I hereby exercise the nonqualified stock option granted to me pursuant to the Nonqualified Stock Option Agreement dated as of ___________ __, 20__, by
Towerstream Corporation (the "Company"), with respect to the following number of shares of the Company's common stock ("Shares"), par value $0. 001 per Share, covered by said option:

          Number of Shares to be purchased:     _______

          Purchase price per Share:            $_______

          Total purchase price:                $_______

___   A.   Enclosed is cash or my certified check, bank draft, or postal or express money order in the amount of $__________ in full/partial
           [CIRCLE ONE] payment for such Shares;

                                     and/or

___   B.   Enclosed is/are Share(s) with a total fair market value of $_________
           on the date  hereof in full/partial [CIRCLE ONE] payment for such
           Shares;

                                     and/or

___   C.   I have provided notice to _____________ [INSERT NAME OF BROKER], a broker, who will render full/partial [CIRCLE ONE] payment for such
           Shares. [OPTIONEE SHOULD ATTACH TO THE NOTICE OF EXERCISE PROVIDED TO
           SUCH BROKER A COPY OF THIS NOTICE OF EXERCISE AND IRREVOCABLE
           INSTRUCTIONS TO PAY TO THE COMPANY THE FULL EXERCISE PRICE.]

                                     and/or

___   D.   I elect to satisfy the payment for Shares purchased hereunder by having the Company withhold newly acquired Shares pursuant to the exercise of the Option.

          Please have the certificate or certificates representing the purchased
Shares registered in the following name or names*:________________ ; and sent to
___________________________

DATED: _____________ ___, 20__          ----------------------------------------
                                                 Optionee's Signature
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*    Certificates may be registered in the name of the Optionee alone or in the joint names (with right of survivorship) of the Optionee and his or her spouse.